Exhibit 99.1

News Release

For Further Information Call:

John P. Jordan

Vice President, Chief Financial Officer & Treasurer

Voice: 860-347-8506

inquire@zygo.com

For Immediate Release

Zygo Appoints Tony Allan Chief Operating Officer

MIDDLEFIELD, Connecticut, September 6, 2013 - Zygo Corporation (Nasdaq: ZIGO) today announced that Senior Vice President, Tony Allan, has been appointed Chief Operating Officer, a new position within Zygo Corporation (“Zygo”).

Mr. Allan will be responsible for the overall strategy and execution for Zygo Global Operations, encompassing the alignment and expansion of vertical integration, operations, supply chain and operational excellence across the Company, consistent with the Company’s strategic objectives. He will continue to report to Dr. Chris Koliopoulos, President and Chief Executive Officer.

Mr. Allan joined Zygo in February 2013 from Masimo Corporation, a publicly traded medical technology company where he was also Chief Operating Officer. Prior to Masimo, Mr. Allan’s career had been with Jabil, Inc., an electronics design, manufacturing and product solutions company, where he held several leadership positions, including Vice President Of Global Business Unit, Jabil Inc.

Dr. Koliopoulos commented, “Tony is a seasoned and trusted leader who will play a pivotal role in the leadership to the next phase in Zygo’s global growth as we expand into new technologies, geographies and market segments. He is uniquely qualified to drive strategic prioritization and accountability within Zygo with a focus on operational excellence.”

Zygo Corporation is a worldwide supplier of optical metrology instruments, precision optics and electro-optical design and manufacturing services serving customers in the semiconductor capital equipment, bio-medical, scientific and industrial markets.

Forward Looking Statements

All statements other than statements of historical fact included in this news release regarding financial performance, condition and operations and the business strategy, plans, anticipated revenues, bookings, market acceptance, growth rates, market opportunities and objectives of management of the Company for future operations are forward-looking statements.  Forward-looking statements provide management's current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid.  Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plan(s)," "strategy," "project,” “should” and other words of similar meaning in connection with a discussion of current or future operating or financial performance.  Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors.  Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are fluctuations in capital spending of our customers; fluctuations in revenues to our major customers; manufacturing and supply chain risks; risks of order cancellations, push-outs and de-bookings;

dependence on timing and market acceptance of new product development; rapid technological and market change; risks in international operations; risks related to the integration of manufacturing facilities; risks related to any reorganization of our business; risks related to changes in management personnel; dependence on proprietary technology and key personnel; length of the revenue cycle; environmental regulations; investment portfolio returns; fluctuations in our stock price; the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; and risks related to business acquisitions. Zygo Corporation undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this news release except as required by law.  Further information on potential factors that could affect Zygo Corporation's business is described in our reports on file with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2012, filed with the Securities and Exchange Commission on September 13, 2012.